                                                                   EXHIBIT T3E-4

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF SOUTH CAROLINA

IN RE:                                )          CHAPTER 11
                                      )
POLYMER GROUP, INC., et al.,(1)       )          CASE NO. 02-05773(W)
                                      )          (JOINTLY ADMINISTERED)
                                      )
                            DEBTORS.  )

                         MASTER BALLOT FOR ACCEPTING OR
      REJECTING THE DEBTORS' JOINT AMENDED MODIFIED PLAN OF REORGANIZATION

                       CLASS 4 -- GENERAL UNSECURED CLAIMS

                       PLEASE READ AND FOLLOW THE ENCLOSED
       VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE MASTER BALLOT.

                     THIS MASTER BALLOT, MUST BE RETURNED TO
              POLYMER GROUP, INC., C/O INNISFREE M&A INCORPORATED,
            501 MADISON AVENUE, 20TH FLOOR, NEW YORK, NEW YORK 10022
  (THE "SOLICITATION AGENT"). THIS BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., PREVAILING EASTERN TIME, ON OR BEFORE DECEMBER 20, 2002,
    (THE "VOTING DEADLINE"), UNLESS THE PERIOD DURING WHICH BALLOTS WILL BE ACCEPTED BY THE DEBTORS IS EXTENDED OR WAIVED, IN WHICH CASE THE TERM "VOTING
   DEADLINE" FOR SUCH SOLICITATION SHALL MEAN THE LAST TIME AND DATE TO WHICH
                         SUCH SOLICITATION IS EXTENDED.

The above-captioned debtors and debtors-in-possession (the "Debtors") have filed an Amended Modified Disclosure Statement (the "Amended Modified Disclosure Statement") and a Joint Amended Modified Plan of Reorganization (the "Amended Modified Plan"). If you do not have a copy of the Amended Modified Disclosure Statement or Amended Modified Plan, you may obtain a copy from Polymer Group, Inc., c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022 (the "Solicitation Agent"), via (i) written request or (ii) telephone at (212) 750-5833.

This Master Ballot may not be used for any purpose other than for submitting votes to accept or reject the Amended Modified Plan and to make the elections set forth in the Ballot. All capitalized terms used in the Master Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Amended Modified Plan. This Master Ballot is being sent to brokers, dealers, commercial banks, trust companies or other nominees (each a "Nominee Holder") of Beneficial Holders (as defined herein) and is to be used by the Nominee Holders for casting votes to accept or reject the Amended Modified Plan and to make elections on behalf of and in accordance with the Ballots cast by the Beneficial Holders holding Senior Subordinated Notes or Dominion Notes (collectively, "Notes") through such Nominee Holders.

The Amended Modified Plan referred to in this Master Ballot can be confirmed by the Bankruptcy Court and thereby made binding on all holders of Claims if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each impaired class that actually voted on the Amended Modified Plan. To have the votes of your Beneficial Holders count, you must complete and return this Master Ballot so that it is actually received by the Solicitation Agent by the Voting Deadline.

----------
     (1) Debtors are the following entities: Polymer Group, Inc., PGI Polymer, Inc., PGI Europe, Inc., Chicopee, Inc., FiberTech Group, Inc., Technetics Group, Inc., Fibergol Corporation, Fabrene Corp., Fabrene Group LLC, PNA Corp., FNA Polymer Corp., FNA Acquisition, Inc., Loretex Corporation, Dominion Textile
(USA) Inc., Poly-Bond Inc., FabPro Oriented Polymers, Inc., PGI Asset Management Company, PGI Servicing Company, Pristine Brands Corporation; PolyIonix Separation Technologies, Inc., Bonlam (S.C.), Inc.

ITEM 1.  CERTIFICATION OF AUTHORITY TO VOTE.

The undersigned certifies that as of November 27, 2002, (the "Record Date") the undersigned (please check the applicable box)

___Is a bank, broker, or other Nominee for the Beneficial Holders of the aggregate amount of the Notes listed in Item 2 below, and is the registered holder of the Notes represented by any such Notes;

___Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a bank, broker, or other Nominee that is the registered holder of the aggregate amount of the Notes listed in Item 2 below; or

___Has been granted a proxy (an original of which is annexed hereto) from a bank, broker, or other Nominee, or a Beneficial Holder, that is the registered holder of the aggregate amount of the Notes listed in Item 2 below and accordingly, has full power and authority to vote to accept or reject the Amended Modified Plan on behalf of the Beneficial Holders of the Notes described in Item 2 below, and accordingly, has full power and authority to vote to accept or reject the Amended Modified Plan on behalf of the Beneficial Holders of the Notes described in Item 2 below.

ITEM 2.  CLASS 4 VOTE.

The undersigned transmits the following votes of Beneficial Holders in respect of their Notes, and certifies that the following Beneficial Holders of the Notes, as identified by their respective customer account numbers set forth below, are Beneficial Holders of such Notes as of the Record Date and have delivered to the undersigned, as Nominee, Ballots casting such votes.*

                                                                                      Indicate date of trade, acquisition or
                                                                                      other incurrence of any Notes
                                                                                      (collectively, the "Trade Date") as
Your Customer Account Number for Each     Amount of the Notes voted to ACCEPT or      Indicated in Item 1 of Beneficial Holder
Beneficial Holder of the Notes. List      REJECT the Amended Modified Plan, as        Ballot and Attach to the Master Ballot
Account Numbers as many times as there    Indicated in Item 2 of Beneficial Holder    any Evidence of Trade Date that may have
are listed trades, acquisitions or        Ballot                                      been provided by the Beneficial Holder
incurrences on the Beneficial Holder      ----------------------------------------    or may be available to you as the
Ballot                                      ACCEPT                  REJECT            Nominee Holder
-------------------------------------------------------------------------------------------------------------------------------
1.
-------------------------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------------------------------------
TOTALS:
-------------------------------------------------------------------------------------------------------------------------------

ITEM 3.  CLASS 4 ELECTIONS - NUMBER OF HOLDERS OF THE NOTES.

The following Beneficial Holders of the Notes, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have delivered to the undersigned, Ballots casting votes and making elections as set forth below (indicate the aggregate amount for each respective account under the appropriate column, please use additional sheets of paper if necessary):

----------
     * Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note each Beneficial Holder must vote ALL of his/her or its Notes to accept OR to reject the Amended Modified Plan and may NOT split such vote.

                                                                 Elections
-------------------------------------------------------------------------------------------------------------
                               Check each Beneficial Holders' response to Item 3 of Beneficial Holder Ballot*
Customer Account Number        ------------------------------------------------------------------------------
and/or Customer Name                          Agrees                              Does Not Agree
-------------------------------------------------------------------------------------------------------------
1.
-------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------------------------------------

ITEM 4   CERTIFICATION.

By signing this Master Ballot, the undersigned certifies:

     (i) that (a) it has received a copy of the Amended Modified Disclosure Statement, Ballot and other Solicitation Materials and has delivered the same to the Beneficial Holders listed thereon, (b) it has received a completed and signed Ballot and an indication of any separate transactions listed by such Beneficial Holder, (c) it is the registered holder of the Notes being voted, and
(d) it has been authorized by each such Beneficial Holder to vote on the Amended Modified Plan and to make applicable elections;

     (ii) that it has properly disclosed (a) the number of such Beneficial Holders, (b) the respective amounts and issues of the Notes owned, as the case may be, by each such Beneficial Holder, (c) each Beneficial Holder's respective vote concerning the Amended Modified Plan, and (d) the customer account or other identification number for each such Beneficial Holder;

     (iii) each such Beneficial Holder has certified to the undersigned that such Beneficial Holder is eligible to make any of the elections such Beneficial Holder has chosen in the Ballot;

     (iv) that it will maintain Ballots returned by Beneficial Holders (whether properly completed or defective) for at least one year after the Voting Deadline for possible disclosure to the Bankruptcy Court or the Debtors if so ordered.

----------
     * No election on the part of Beneficial Holder is required. If no election was made in Item 3 of the Beneficial Holder Ballot, no election shall be made in this item.

                               Name of Bank, Broker, or Other Nominee:

                               _________________________________________________
                                               (Print or Type)

                               Name of Proxy Holder or Agent for Bank, Broker, or Other Nominee (if applicable):

                               _________________________________________________
                                               (Print or Type)

                               Name of Voter: __________________________________

                               Social Security or Federal
                                 Tax I.D. No.: _________________________________
                                                    (Optional)

                               Signature: ______________________________________

                               Title: __________________________________________

                               Street Address: _________________________________

                               City, State, Zip Code: __________________________

                               Telephone Number: _______________________________

                               Date Completed: _________________________________

                     THIS MASTER BALLOT MUST BE RECEIVED BY:

                               POLYMER GROUP, INC.
                         C/O INNISFREE M&A INCORPORATED,
                         501 MADISON AVENUE, 20TH FLOOR
                            NEW YORK, NEW YORK 10022

                      BY 5:00 P.M., PREVAILING EASTERN TIME
        ON OR BEFORE DECEMBER 20, 2002, OR YOUR VOTE WILL NOT BE COUNTED

                               VOTING INSTRUCTIONS

1. The Debtors are soliciting the votes of Holders of Class 4 Claims with respect to the Amended Modified Plan referred to in the Amended Modified Disclosure Statement (a copy of which was transmitted to you previously). All capitalized terms used in the Master Ballot or in these instructions but not otherwise defined herein shall have the meaning ascribed to such terms in the Amended Modified Plan.

2. The Amended Modified Plan referred to in this Master Ballot can be confirmed by the Bankruptcy Court and thereby made binding on all holders of Claims if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each impaired class that actually voted on the Amended Modified Plan. To have the votes of your Beneficial Holders count, you must complete and return this Master Ballot so that it is actually received by the Solicitation Agent by the Voting Deadline.

3. YOU SHOULD DELIVER THE COURT APPROVED BALLOT AND OTHER DOCUMENTS RELATING TO THE AMENDED MODIFIED PLAN, INCLUDING THE AMENDED MODIFIED DISCLOSURE STATEMENT (COLLECTIVELY, THE "SOLICITATION MATERIALS"), TO EACH BENEFICIAL HOLDER OF THE NOTES AND TAKE ANY ACTION REQUIRED TO ENABLE EACH SUCH BENEFICIAL HOLDER TO TIMELY VOTE THE NOTES HELD BY SUCH BENEFICIAL HOLDER. With regard to any Ballots returned to you, to have the vote of your Beneficial Holder count, you must (a) retain such Ballots in your files and transfer the requested information from each such Ballot onto the attached Master Ballot, (b) execute the Master Ballot, (c) deliver such Master Ballot to the Solicitation Agent, and (d) transmit to the Solicitation Agent copies of each such Ballot and copies of the evidence of separate transactions attached to each such Ballot not later than 5:00 p.m. Prevailing Eastern Time on December 20, 2002, (the "Voting Deadline"). Please keep any records of the Ballots received from Beneficial Holders for at least one year after the Voting Deadline (or such other date as is set by subsequent Bankruptcy Court order). You may be ordered to produce the Ballots to the Debtors or Bankruptcy Court.

4. This Ballot does not constitute, and shall not be deemed to be, a proof of or equity interest or an assertion or admission of a claim or equity interest.

5. The following Ballots will not be counted in determining the acceptance or rejection of the Amended Modified Plan: (a) any Ballot that is illegible or contains insufficient information to permit the identification of the creditor; (b) any Ballot cast by a person or entity that does not hold a claim in a class that is entitled to vote on the Amended Modified Plan; (c) any Ballot cast for a claim scheduled as contingent, unliquidated or disputed for which no proof of claim was filed; and (d) any unsigned Ballot.

6.   To properly complete the Master Ballot take the following steps:

     (a) Provide appropriate information for each of the items on the Master Ballot. Please note that Items 2 and 3 request information for each individual Beneficial Holder voting on the Amended Modified Plan. To identify such Beneficial Holders, please use the customer name and account number assigned by you to each such Beneficial Holder and information relating to each trade;

     (b)  Sign and date your Master Ballot;

     (c) If you are completing this Master Ballot on behalf of another entity, state your title with such entity;

     (d)  Provide your name and mailing address;

     (e) Deliver the Master Ballot to the Solicitation Agent prior to the Voting Deadline; and

     (f) If you are both the Nominee Holder and Beneficial Holder of any of the Notes and you wish to vote such Notes, you must return a Master Ballot for such Notes.

7. If a Master Ballot is received after the Voting Deadline, it will not be counted unless ultimately permitted by the Bankruptcy Court. The method of delivery of a Master Ballot to the Solicitation Agent is at the election and risk of each entity. Except as otherwise provided herein, such delivery will be deemed made only when the original executed Master Ballot is actually RECEIVED by the Solicitation Agent. Instead of effecting delivery by mail, it is recommended, though not required, that such entities use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Delivery of a Master Ballot by facsimile, e-mail or any other electronic means will not be accepted, unless ultimately permitted by the Bankruptcy Court. No Master Ballot should be sent to the Debtors, any indenture trustee, or the Debtors' financial or legal advisors.

8. The Master Ballot must be returned in sufficient time to allow it to be RECEIVED by the Solicitation Agent no later than 5:00 p.m., Prevailing Eastern Time, on the Voting Deadline. If you believe you have received the wrong Ballot, please contact the Solicitation Agent.

9. No fees or commissions or other remuneration will be payable to any broker, dealer or other person for soliciting Ballots accepting the Amended Modified Plan.

                 IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT
                            OR THE VOTING PROCEDURES,
              PLEASE CALL THE SOLICITATION AGENT AT (212) 750-5833

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON, THE AGENT OF THE DEBTORS OR THE SOLICITATION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE AMENDED MODIFIED PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.